AAM Select Income Fund Class A (Ticker Symbol: CPUAX) Class C (Ticker Symbol: CPUCX) Class T (Ticker Symbol: CPUTX) Class I (Ticker Symbol: CPUIX)
Summary Prospectus	April 3, 2017

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and Statement of Additional Information (“SAI”) and other information about the Fund online at https://www.aamlive.com/publicsite/mutual-funds-detail-selectincome. You may also obtain this information at no cost by calling 1-888-966-9661 or by sending an e-mail request to AAMFunds@aamlive.com. The Fund’s Prospectus and SAI, both dated April 1, 2017 (as each may be further amended or supplemented), are incorporated by reference into this Summary Prospectus.

Investment Objective

The investment objective of the AAM Select Income Fund (the “Fund”) is to seek current income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of the Fund or if you invest $250,000 or more in Class T shares in a single transaction. More information about these and other discounts is available from your financial professional and in the section titled “YOUR ACCOUNT WITH THE FUNDS - Purchase of Shares” on page 34 of this Prospectus and in “APPENDIX A – Waivers and Discounts Available from Intermediaries” of the Prospectus.

		Class A Shares		Class C Shares		Class T Shares		Class I Shares
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)		3.00%		None		2.50%		None
Maximum deferred sales charge (load) (as a percentage of the lesser of the value redeemed or the amount invested)		1.00%[1]		1.00%[1]		None		None
Redemption fee if redeemed within 90 days of purchase (as a percentage of amount redeemed)		2.00%		2.00%		2.00%		2.00%
Wire fee		$20		$20		$20		$20
Overnight check delivery fee		$25		$25		$25		$25
Retirement account fees (annual maintenance fee)		$15		$15		$15		$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees		0.50%		0.50%		0.50%		0.50%
Distribution and service (Rule 12b-1) fees		0.25%		1.00%		0.25%		None
Other expenses[2]		0.77%		0.77%		0.77%		0.77%
Shareholder service fees	0.01%		0.01%		0.01%		0.01%
All other expenses	0.76%		0.76%		0.76%		0.76%
Acquired fund fees and expenses		0.01%		0.01%		0.01%		0.01%
Total annual fund operating expenses		1.53%		2.28%		1.53%		1.28%
Fees waived and/or expenses reimbursed[3],4		(0.53)%		(0.53)%		(0.53)%		(0.53)%
Total annual fund operating expenses after waiving fees and/or reimbursing expenses[4]		1.00%		1.75%		1.00%		0.75%

1

For Class A Shares, no sales charge applies on investments of $1 million or more, but a CDSC of 1.00% will be imposed to the extent a finder’s fee was paid on certain redemptions of such shares within 18 months of the date of purchase. Class C Shares of the Fund are subject to a CDSC of 1.00% on any shares sold within 12 months of the date of purchase.

2

Other expenses for Class A, Class C and Class I shares have been restated to reflect current fees. Other expenses for Class T shares are estimated for the current fiscal year, based on current fees for the existing share classes.

3

The total annual fund operating expenses and net operating expenses do not correlate to the ratio of expenses to average net assets appearing in the financial highlights table, which reflects only the operating expenses of the Fund and does not include acquired fund fees and expenses.

4

The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding, as applicable, any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with SEC Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 0.99%, 1.74%, 0.99% and 0.74% of the average daily net assets of the Class A, Class C, Class T and Class I Shares of the Fund, respectively. This agreement is in effect until October 31, 2026, and it may be terminated before that date only by the Trust’s Board of Trustees. The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three full fiscal years after the date of the waiver or payment. This reimbursement may be requested from the Fund if the aggregate amount of operating expenses for such fiscal year, as accrued each month, does not exceed the lesser of (a) the limitation on Fund expenses in effect at the time of the relevant reduction in advisory fees or payment of the Fund’s expenses, or (b) the limitation on Fund expenses at the time of the request.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A Shares	$399	$609	$836	$1,488
Class C Shares	$281	$551	$949	$2,062
Class T Shares	$349	$560	$789	$1,444
Class I Shares	$77	$240	$417	$930

You would pay the following expenses on Class C Shares if you did not redeem your shares:

	One Year	Three Years	Five Years	Ten Years
Class C Shares	$178	$551	$949	$2,062

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 45% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests in a diversified basket of debt securities designed to generate a high rate of current income. The Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in bonds such as:

●	U.S. corporate debt obligations,

●	Non-U.S. corporate and sovereign debt obligations (including emerging markets),

●	Residential and commercial mortgage-backed securities,

●	Asset-backed securities,

●	U.S. Government securities (securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities), and

●	Convertible bonds.

The Fund primarily invests in bonds rated investment grade (that is, securities rated in the “Baa”/“BBB” categories or above by a nationally recognized statistical rating organization (“NRSRO”) or, if unrated, determined to be of comparable credit quality by the Fund’s advisor or sub-advisor) at the time of purchase. However, the Fund may invest up to 25% of its total assets in fixed-income securities (also called “high yield bonds” or “junk bonds”) or, if unrated, determined to be of comparable credit quality by the Fund’s advisor or sub-advisor.

The Fund may invest in domestic master limited partnership (“MLPs”) and real estate investment trusts (“REITs”). MLPs are publicly traded companies organized as limited partnerships or limited liability companies and treated as partnerships for federal income tax purposes. REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. The Fund may also invest in derivative instruments, including but not limited to currency futures and interest rate futures.

The Fund may invest in preferred stocks which may be convertible into or may be accompanied by warrants or other equity securities. Any such securities may be of lower quality and may not be rated by any NRSRO. All warrants remaining after sale of the securities to which they were attached and common stocks acquired on conversion or exercise of warrants are considered to comprise this part of the Fund’s portfolio. Any such warrants or common stocks may be held until a long-term holding period has been established for tax purposes, after which they ordinarily will be sold.

The Fund may lend portfolio securities to securities broker-dealers or financial institutions, provided that such loans are callable at any time by the Fund (subject to notice provisions described below), and are at all times secured by cash or cash equivalents, that are maintained in a segregated account pursuant to applicable regulations and that are at least equal to the market value, determined daily, of the loaned securities.

The Fund’s sub-advisor focuses on a relative value strategy. The sub-advisor seeks to identify opportunities to purchase securities with high risk-adjusted yields across various fixed income sectors in order to maintain and increase income, and therefore the Fund’s dividend payment to its investors. From time to time, the Fund may invest a larger percentage of its net assets in one or more sectors.

The sub-advisor expects that the Fund’s duration will remain between four and eight years; however, the Fund’s duration may be lengthened or shortened depending on market conditions. Duration is a measure of the expected life of a debt security that is used to determine the sensitivity of the security’s price to changes in interest rates. Generally, the longer the Fund’s duration, the more sensitive the Fund will be to changes in interest rates. For example, the price of a fixed income fund with duration of eight years would be expected to fall approximately 8% if interest rates rise 1%.

Principal Risks of Investing

Risk is inherent in all investing. A summary description of certain principal risks of investing in the Fund is set forth below. Before you decide whether to invest in the Fund, carefully consider these risk factors associated with investing in the Fund, which may cause investors to lose money. There can be no assurance that the Fund will achieve its investment objective.

Fixed Income Securities Risk. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to changes in an issuer’s credit rating or market perceptions about the creditworthiness of an issuer. Generally, fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, and longer-term and lower rated securities are more volatile than shorter-term and higher rated securities. The Fund’s debt security investments may underperform particular sectors of the debt market or the debt market as a whole.

Interest Rate Risk. Generally fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with longer-term securities being more sensitive than shorter-term securities. For example, the price of a security with a three-year duration would be expected to drop by approximately 3% in response to a 1% increase in interest rates. Generally, the longer the maturity and duration of a bond or fixed rate loan, the more sensitive it is to this risk. Falling interest rates also create the potential for a decline in the Fund’s income. Changes in governmental policy, rising inflation rates, and general economic developments, among other factors, could cause interest rates to increase and could have a substantial and immediate effect on the values of the Fund’s investments. These risks are greater during periods of rising inflation. In addition, a potential rise in interest rates may result in periods of volatility and increased redemptions that might require the Fund to liquidate portfolio securities at disadvantageous prices and times.

Credit Risk. An issuer of a debt security or counterparty could suffer an adverse change in financial condition that results in a payment default, security downgrade, or inability to meet a financial obligation.

Liquidity Risk. The Fund may not be able to sell some or all of the investments that it holds due to a lack of demand in the marketplace or other factors such as market turmoil, or if the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs it may only be able to sell those investments at a loss. In addition, the reduction in dealer market-making capacity in the fixed income markets that has occurred in recent years has the potential to decrease the liquidity of the Fund’s investments. Illiquid assets may also be difficult to value.

High Yield (“Junk”) Bond Risk. High yield bonds are debt securities rated below investment grade (often called “junk bonds”). Junk bonds are speculative, involve greater risks of default, downgrade, or price declines and are more volatile and tend to be less liquid than investment-grade securities. Companies issuing high yield bonds are less financially strong, are more likely to encounter financial difficulties, and are more vulnerable to adverse market events and negative sentiments than companies with higher credit ratings.

Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Convertible Securities Risk. Convertible securities are subject to market and interest rate risk and credit risk. When the market price of the equity security underlying a convertible security decreases the convertible security tends to trade on the basis of its yield and other fixed income characteristics, and is more susceptible to credit and interest rate risks. When the market price of such equity security rises, the convertible security tends to trade on the basis of its equity conversion features and be more exposed to market risk. Convertible securities are typically issued by smaller capitalized companies with stock prices that may be more volatile than those of other companies.

Warrants and Rights Risk. Warrants and rights may lack a liquid secondary market for resale. The prices of warrants and rights may fluctuate as a result of speculation or other factors. Warrants and rights can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants and rights do not necessarily move in tandem with the prices of their underlying securities and therefore are highly volatile and speculative investments. If a warrant or right expires without being exercised, the Fund will lose any amount paid for the warrant or right. If the Fund owns common stock of a company, failing to exercise rights to purchase common stock would dilute the Fund’s interest in the issuing company. The market for rights is not well developed, and the Fund may not always realize full value on the sale of rights.

Foreign Investment Risk. The prices of foreign securities may be more volatile than the prices of securities of U.S. issuers because of economic and social conditions abroad, political developments, and changes in the regulatory environments of foreign countries. In addition, changes in exchange rates and interest rates may adversely affect the values of the Fund’s foreign investments. Foreign companies are generally subject to different legal and accounting standards than U.S. companies, and foreign financial intermediaries may be subject to less supervision and regulation than U.S. financial firms. Foreign securities include American Depository Receipts (“ADRs”), European Depository Receipts (“EDRs”), and Global Depository Receipts (“GDRs”). Unsponsored ADRs, EDRs and GDRs are organized independently and without the cooperation of the foreign issuer of the underlying securities, and involve additional risks because U.S. reporting requirements do not apply and the issuing bank will recover shareholder distribution costs from changes in share prices and payment of dividends.

Emerging Market Risk. Many of the risks with respect to foreign investments are more pronounced for investments in issuers in developing or emerging market countries. Emerging market countries tend to have less government exchange controls, more volatile interest and currency exchange rates, less market regulation, and less developed economic, political and legal systems than those of more developed countries. In addition, emerging market countries may experience high levels of inflation and may have less liquid securities markets and less efficient trading and settlement systems.

Currency Risk. The values of investments in securities denominated in foreign currencies increase or decrease as the rates of exchange between those currencies and the U.S. Dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile and are affected by factors such as general economic conditions, the actions of the United States and foreign governments or central banks, the imposition of currency controls, and speculation.

Foreign Sovereign Risk. Foreign governments rely on taxes and other revenue sources to pay interest and principal on their debt obligations. The payment of principal and interest on these obligations may be adversely affected by a variety of factors, including economic results within the foreign country, changes in interest and exchange rates, changes in debt ratings, changing political sentiments, legislation, policy changes, a limited tax base or limited revenue sources, natural disasters, or other economic or credit problems.

Mortgage-Backed and Asset-Backed Securities Risk. Mortgage-backed and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage-backed securities are subject to “prepayment risk” (the risk that borrowers will repay a loan more quickly in periods of falling interest rates) and “extension risk” (the risk that borrowers will repay a loan more slowly in periods of rising interest rates). If the Fund invests in mortgage-backed or asset-backed securities that are subordinated to other interests in the same pool, the Fund may only receive payments after the pool’s obligations to other investors have been satisfied. An unexpectedly high rate of defaults on the assets held by a pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund, reducing the values of those securities or in some cases rendering them worthless. The risk of such defaults is generally higher in the case of mortgage pools that include so-called “subprime” mortgages. The Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

Real Estate Investment Trust (REIT) Risk. The Fund’s investments in REITs will subject the Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses.

Master Limited Partnership (MLP) Units Risk. An investment in MLP units involves risks in addition to the risks associated with a similar investment in equity securities, such as common stock, of a corporation. As compared to common shareholders of a corporation, holders of MLP units have more limited control and limited rights to vote on matters affecting the partnership. Additional risks inherent to investments in MLP units include cash flow risk, tax risk, risk associated with a potential conflict of interest between unit holders and the MLP’s general partner, and capital markets risk. Moreover, the value of the Fund’s investment in MLPs depends largely on the MLPs being treated as partnerships for U.S. federal income tax purposes. If an MLP does not meet current legal requirements to maintain partnership status, or if it is unable to do so because of tax law changes, it would be taxed as a corporation and there could be a material decrease in the value of its securities.

A majority of MLPs are in the energy sector. These investments involve the risk that energy prices and supplies of energy may fluctuate significantly over any time period due to many factors, including international political developments; production and distribution policies of the Organization of Petroleum Exporting Countries (OPEC) and other oil-producing countries; relationships among OPEC members and other oil-producing countries and between these countries and oil-importing nations; energy conservation; foreign, federal and state regulatory environments; tax policies; and the economic growth and political stability of the key energy-consuming and energy-producing countries.

MLP Tax Risk. A change in current tax law, or a change in the business of an MLP, could result in an MLP being treated as a corporation or other form of taxable entity for U.S. federal income tax purposes, which would result in the MLP being required to pay U.S. federal income tax, excise tax or another form of tax on its taxable income. The classification of an MLP as a corporation or other form of taxable entity for U.S. federal income tax purposes could reduce the amount of cash available for distribution by the MLP and could cause any such distributions received by the Fund to be taxed as dividend income, return of capital, or capital gain. Therefore, if any MLPs owned by the Fund were treated as corporations or other forms of taxable entities for U.S. federal income tax purposes, the after-tax return to the Fund with respect to its investment in such MLPs could be materially reduced, which could cause a material decrease in the net asset value per share (“NAV”) of the Fund’s shares.

Derivatives Risk. Derivatives include instruments and contracts that are based on and valued in relation to one or more underlying securities, financial benchmarks, indices, or other reference obligations or measures of value. Major types of derivatives include futures, options, swaps and forward contracts. Depending on how the Fund uses derivatives and the relationship between the market value of the derivative and the underlying instrument, the use of derivatives could increase or decrease the Fund’s exposure to the risks of the underlying instrument. Using derivatives can have a leveraging effect and increase Fund volatility. A small investment in derivatives could have a potentially large impact on the Fund’s performance. Derivatives transactions can be highly illiquid and difficult to unwind or value, and changes in the value of a derivative held by the Fund may not correlate with the value of the underlying instrument or the Fund’s other investments. Many of the risks applicable to trading the instruments underlying derivatives are also applicable to derivatives trading. However, additional risks are associated with derivatives trading that are possibly greater than the risks associated with investing directly in the underlying instruments. These additional risks include, but are not limited to, illiquidity risk and counterparty credit risk. For derivatives that are required to be cleared by a regulated clearinghouse, other risks may arise from the Fund’s relationship with a brokerage firm through which it submits derivatives trades for clearing, including in some cases from other clearing customers of the brokerage firm. The Fund would also be exposed to counterparty risk with respect to the clearinghouse. Financial reform laws have changed many aspects of financial regulation applicable to derivatives. Once implemented, new regulations, including margin, clearing, and trade execution requirements, may make derivatives more costly, may limit their availability, may present different risks or may otherwise adversely affect the value or performance of these instruments. The extent and impact of these regulations are not yet fully known and may not be known for some time.

Preferred Stock Risk. Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stock, dividends and a fixed share of the proceeds resulting from a liquidation of the company. The market value of preferred stock is subject to company-specific and market risks applicable generally to equity securities and is also sensitive to changes in the company’s creditworthiness, the ability of the company to make payments on the preferred stock, and changes in interest rates, typically declining in value if interest rates rise.

Sector Focus Risk. The Fund may invest a larger portion of its assets in one or more sectors than many other mutual funds, and thus will be more susceptible to negative events affecting those sectors. For example, as of June 30, 2016, 26.9% of the Fund’s assets were invested in the financial sector. Performance of companies in the financial sector may be adversely impacted by many factors, including, among others: government regulations of, or related to, the sector; governmental monetary and fiscal policies; economic, business or political conditions; credit rating downgrades; changes in interest rates; price competition; and decreased liquidity in credit markets. This sector has experienced significant losses and a high degree of volatility in the recent past, and the impact of more stringent capital requirements and of recent or future regulation on any individual financial company or on the sector as a whole cannot be predicted.

Security Lending Risk. Securities lending involves certain potential risks, primarily counterparty, market, liquidity and reinvestment risks. Counterparty risk is the risk that the borrower defaults and fails to return the borrowed securities. Market risk and liquidity risk is the risk that market movements affect security value following a default thus causing a deficiency following the liquidation of collateral or that the collateral cannot be liquidated at all. Reinvestment risk is the risk that the invested cash collateral incurs losses or underperforms relative to other investment options or relative to rebates paid.

Management and Strategy Risk. The value of your investment depends on the judgment of the Fund’s sub-advisor about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, which may prove to be incorrect. Investment strategies employed by the Fund’s sub-advisor in selecting investments for the Fund may not result in an increase in the value of your investment or in overall performance equal to other investments.

Performance

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year for Class I shares and by showing how the average annual total returns of each class of the Fund compare with the average annual total returns of a broad-based market index. Class T Shares were not offered prior to April 1, 2017 and therefore no performance for Class T Shares is provided. Performance for classes other than those shown may vary from the performance shown to the extent the expenses for those classes differ. Updated performance information is available at the Fund’s website, www.aamlive.com/publicsite/mutual-funds, or by calling the Fund at 1-888-966-9661. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Calendar-Year Total Return (before taxes) for Class I Shares

For each calendar year at NAV

Class I Shares
Highest Calendar Quarter Return at NAV	3.76%	Quarter Ended 06/30/2016
Lowest Calendar Quarter Return at NAV	-2.51%	Quarter Ended 12/31/2016

Average Annual Total Returns (for periods ended December 31, 2016)	1 Year	Since Inception	Inception Date
Class I Shares — Return Before Taxes	6.58%	3.09%	April 19, 2013
Class I Shares — Return After Taxes on Distributions*	5.13%	1.61%	April 19, 2013
Class I Shares — Return After Taxes on Distributions and Sale of Fund Shares*	3.73%	1.68%	April 19, 2013
Class A Shares — Return Before Taxes	3.12%	1.98%	April 19, 2013
Class C Shares — Return Before Taxes	4.56%	2.07%	April 19, 2013
Barclays Credit Bond Index (reflects no deduction for fees, expenses or taxes)	5.63%	2.36%	April 19, 2013

*

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After–tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class I Shares only and after-tax returns for classes other than Class I will vary from returns shown for Class I.

Investment Advisor and Sub-Advisor

Advisors Asset Management, Inc. (the “Advisor” or “AAM”) is the Fund’s investment advisor. Cutwater Investor Services Corp. (the “Sub-Advisor,” “Cutwater,” or “CISC”) doing business as Insight Investment is the Fund’s sub-advisor.

Portfolio Managers

Name and Title (Insight Investment)	Managed the Fund Since:
E. Gerard Berrigan – Head of US Fixed Income	April 19, 2013
Gautam Khanna, CFA, CPA – Senior Portfolio Manager	April 19, 2013
Jason Celente, CFA – Senior Portfolio Manager	May 2, 2016

Purchase and Sale of Fund Shares

To purchase shares of the Fund, you must invest at least the minimum amount.

Minimum Investments	To Open Your Account	To Add to Your Account
Class A, C & T Shares
Direct Regular Accounts	$2,500	$500
Direct Retirement Accounts	$2,500	$500
Automatic Investment Plan	$2,500	$100
Gift Account For Minors	$2,500	$500
Class I Shares
All Accounts	$25,000	$5,000

Fund shares are redeemable on any business day the New York Stock Exchange (the “NYSE”) is open for business, by written request or by telephone.

Tax Information

The Fund’s distributions are generally taxable, and will ordinarily be taxed as ordinary income, qualified dividend income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Shareholders investing through such tax-advantaged arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.